UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2020

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.750% Senior Notes due 2021	K 21	New York Stock Exchange
0.800% Senior Notes due 2022	K 22A	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
a) On April 24, 2020, Kellogg Company held its Annual Meeting of Shareowners.
b) Stephanie Burns, Steve Cahillane, Richard Dreiling and La June Montgomery Tabron were re-elected for a three-year term.
Six matters were voted on at the 2020 Annual Meeting: the re-election of the four directors described in (b) above; an advisory resolution to approve executive compensation; the ratification of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for fiscal year 2020; the approval of the amendment and restatement of the Kellogg Company 2002 Employee Stock Purchase Plan; a management proposal to declassify the board of directors; and a shareowner proposal to adopt simple majority vote.
The final results of voting on each of the matters submitted to a vote of Shareowners are as follows:

1. Election of Directors	For	Against	Abstentions	Broker Non-Votes
1a. Stephanie Burns	275,734,014	1,800,009	358,725	27,243,756
1b. Steve Cahillane	256,153,328	20,854,317	885,103	27,243,756
1c. Richard Dreiling	272,658,007	4,759,042	475,699	27,243,756
1d. La June Montgomery Tabron	276,102,012	1,277,582	513,154	27,243,756

	For	Against	Abstentions	Broker Non-Votes
2. Advisory resolution to approve executive compensation was approved	268,621,828	8,434,502	836,418	27,243,756

	For	Against	Abstentions
3. Ratification of PwC as the Company's independent registered public accounting firm was approved	296,166,082	8,362,346	608,076

	For	Against	Abstentions	Broker Non-Votes
4. Amendment and restatement of the Kellogg Company 2002 Employee Stock Purchase Plan was approved	275,599,799	1,607,095	685,854	27,243,756

	For	Against	Abstentions	Broker Non-Votes
5. Management proposal to declassify board of directors was not approved	185,993,701	91,064,651	834,396	27,243,756

	For	Against	Abstentions	Broker Non-Votes
6. Shareowner proposal to adopt simple majority vote was approved	146,108,898	130,741,796	1,042,054	27,243,756

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: April 29, 2020	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman